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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our report dated February 5, 1999 on the consolidated financial statements of Grand Casinos, Inc. and Subsidiaries and to all references to our Firm included in or made a part of this Form S-4 registration statement.

                                                         ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
August 24, 1999